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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2009

VIRGIN MEDIA INC.
(Exact name of Registrant as specified in its charter)

Delaware (State of Incorporation)	File No. 000-50886 (Commission File Number)	59-3778247 (IRS Employer Identification No.)

909 Third Avenue, Suite 2863, New York, New York 10022
(Address of principal executive offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 906-8440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement	3
Item 8.01.	Other Events	4
Item 9.01.	Financial Statements and Exhibits	4
SIGNATURES		5
Exhibit 1.1
Exhibit 4.1
Exhibit 99.1

Item 1.01.    Entry into a Material Definitive Agreement.

        On May 29, 2009, Virgin Media Inc. (the "Company") and certain of its subsidiaries entered into an underwriting agreement (the "Underwriting Agreement") with J.P. Morgan Securities Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and The Royal Bank of Scotland plc on behalf of themselves and as representatives of the several underwriters for U.S. dollar denominated notes (the "Dollar Underwriters") and Deutsche Bank AG, London Branch , J.P. Morgan Securities Ltd., Goldman, Sachs & Co. and The Royal Bank of Scotland plc on behalf of themselves and as representatives of the several underwriters for euro denominated notes (the "Euro Underwriters" and, together with the Dollar Underwriters, the "Underwriters"), pursuant to which the Company's subsidiary, Virgin Media Finance PLC (the "Issuer"), agreed to issue and sell to the Dollar Underwriters $750 million aggregate principal amount of 9.50% Senior Notes due 2016 and to the Euro Underwriters €180 million aggregate principal amount of 9.50% Senior Notes due 2016 (collectively, the "Notes") in accordance with the terms and conditions set forth in the Underwriting Agreement.

        The Notes were issued pursuant to an Indenture dated as of June 3, 2009, among the Issuer, the Company, the other guarantors, The Bank of New York Mellon as trustee and paying agent and The Bank of New York Mellon (Luxembourg) S.A. as Luxembourg paying agent (the "Indenture"). The Notes were sold to the Underwriters at 93.591% of the principal amount thereof. Closing occurred on June 3, 2009.

        The Issuer will pay interest on the Notes on February 15 and August 15 of each year, beginning February 15, 2010. The Notes will mature on August 15, 2016. The Issuer may redeem the Notes on or after August 15, 2013 at the redemption prices described in the Indenture. The Notes are unsecured senior obligations of the Issuer and rank pari passu with the Issuer's outstanding Senior Notes due 2014 and 2016 (the "Existing Notes"). The Notes are guaranteed on a senior basis by the Company and the intermediate holding companies of the Issuer and on a senior subordinated basis by Virgin Media Investment Holdings Limited, the main borrower under the Company's senior credit facility. The Notes contain covenants that are similar to the covenants in the Existing Notes.

        The sale of the Notes has been registered with the Securities and Exchange Commission (the "SEC") pursuant to a registration statement on Form S-3, File No. 333-159493 (the "Registration Statement"). The terms of the Notes are described in the prospectus dated May 27, 2009, as supplemented by a final prospectus supplement dated May 29, 2009, as filed with the SEC on June 2, 2009.

        Copies of the Underwriting Agreement and the Indenture are attached hereto as Exhibit 1.1 and Exhibit 4.1, respectively, and are incorporated by reference herein and in the Registration Statement. The foregoing descriptions of the terms of the Underwriting Agreement and the Indenture are qualified in their entirety by reference to these exhibits.

        The Company estimates that the net proceeds from the sale of the Notes, utilizing the exchange rates at May 22, 2009 of $1.5892 per £1.00 and €1.1347 per £1.00, were approximately £588.8 million, after deducting the Underwriters' discounts and estimated offering expenses. The Company intends to use the net proceeds to prepay a portion of the amounts outstanding under its senior credit facility. Specifically, the Company intends to prepay approximately £152.7 million of Tranches A and A1, approximately £361.8 million of Tranches A2 and A3, and approximately £88.1 million of Tranches B1–B6. If the Company makes these prepayments, certain amendments to its senior credit facility will become effective. Those amendments include deferring the remaining principal repayments under Tranches A2 and A3 to June 2012. The amortization schedule under the Company's senior credit facility as of March 31, 2009, as revised for the anticipated prepayments from the proceeds of the offering of the Notes (utilizing the exchange rates at May 22, 2009) and the effects of the amendments, will be as follows: September 2010—£99.0 million, March 2011—£288.4 million, June 2012—£917.8 million,

September 2012—£1,979.1 million, March 2013—£300 million. The interest margin on Tranches A2 and A3 will increase by 1.375% upon the effectiveness of the amendments.

        A copy of a press release issued by the Company on June 3, 2009 is attached as Exhibit 99.1 and incorporated herein by reference.

Item 8.01.    Other Events.

Payment of a quarterly cash dividend

        On May 29, 2009 the board of directors (the "Board") of the Company approved the payment of a quarterly cash dividend of $0.04 per share on June 22, 2009 to stockholders of record as of June 12, 2009. Future payments of regular quarterly dividends by the Company are in the Board's discretion and will be subject to the Company's future needs and uses of free cash flow, which could include investments in operations, the repayment of debt, and share repurchase programs.

Item 9.01.    Financial Statements and Exhibits.

(d)   Exhibits

1.1	Underwriting Agreement, dated as of May 29, 2009, among Virgin Media Inc., Virgin Media Finance PLC, Virgin Media Group LLC, Virgin Media Holdings Inc., Virgin Media (UK) Group, Inc., Virgin Media Communications Limited, Virgin Media Investment Holdings Limited and J.P. Morgan Securities Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and The Royal Bank of Scotland plc on behalf of themselves and as representatives of the several underwriters for U.S. dollar denominated notes and Deutsche Bank AG, London Branch , J.P. Morgan Securities Ltd., Goldman, Sachs & Co. and The Royal Bank of Scotland plc on behalf of themselves and as representatives of the several underwriters for euro denominated notes.
4.1
Indenture, dated as of June 3, 2009, among Virgin Media Inc., Virgin Media Finance PLC, Virgin Media Group LLC, Virgin Media Holdings Inc., Virgin Media (UK) Group, Inc., Virgin Media Communications Limited, Virgin Media Investment Holdings Limited, The Bank of New York Mellon as trustee and paying agent and The Bank of New York Mellon (Luxembourg) S.A. as Luxembourg paying agent.
99.1	Press release, dated June 3, 2009, issued by Virgin Media Inc.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2009	VIRGIN MEDIA INC.
	By:	/s/ BRYAN H. HALL Bryan H. Hall Secretary

EXHIBIT INDEX

Exhibit	Description
1.1	Underwriting Agreement, dated as of May 29, 2009, among Virgin Media Inc., Virgin Media Finance PLC, Virgin Media Group LLC, Virgin Media Holdings Inc., Virgin Media (UK) Group, Inc., Virgin Media Communications Limited, Virgin Media Investment Holdings Limited and J.P. Morgan Securities Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and The Royal Bank of Scotland plc on behalf of themselves and as representatives of the several underwriters for U.S. dollar denominated notes and Deutsche Bank AG, London Branch , J.P. Morgan Securities Ltd., Goldman, Sachs & Co. and The Royal Bank of Scotland plc on behalf of themselves and as representatives of the several underwriters for euro denominated notes.
4.1
Indenture, dated as of June 3, 2009, among Virgin Media Inc., Virgin Media Finance PLC, Virgin Media Group LLC, Virgin Media Holdings Inc., Virgin Media (UK) Group, Inc., Virgin Media Communications Limited, Virgin Media Investment Holdings Limited, The Bank of New York Mellon as trustee and paying agent and The Bank of New York Mellon (Luxembourg) S.A. as Luxembourg paying agent.
99.1	Press release, dated June 3, 2009, issued by Virgin Media Inc.